Exhibit 99.18

Monthly Operating Report

CASH BASIS

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	March	2015
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran	5/5/2015
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	5/1/2015
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASH BASIS-1

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

CASH RECEIPTS AND	Jan 21, 2015 to	MONTH	MONTH	MONTH
DISBURSEMENTS	Feb 28, 2015	Mar 31, 2015
1. CASH - BEGINNING OF MONTH	$51,248.28	$59,637.28		$-
RECEIPTS
2. CASH SALES
3. ACCOUNTS RECEIVABLE COLLECTIONS
4. LOANS AND ADVANCES
5. SALE OF ASSETS
6. LEASE & RENTAL INCOME	$10,500.00	$10,000.00
7. WAGES
8. OTHER (ATTACH LIST)	$12.43	$0.21
9. TOTAL RECEIPTS	$10,512.43	$10,000.21	$-	$-
DISBURSEMENTS
10. NET PAYROLL
11. PAYROLL TAXES PAID
12. SALES,USE & OTHER TAXES PAID
13. INVENTORY PURCHASES
14. MORTAGE PAYMENTS
15. OTHER SECURED NOTE PAYMENTS
16. RENTAL & LEASE PAYMENTS
17. UTILITIES
18. INSURANCE	$1,048.43	$35,346.78
19. VEHICLE EXPENSES
20. TRAVEL
21. ENTERTAINMENT
22. REPAIRS & MAINTENANCE
23. SUPPLIES
24. ADVERTISING
25. HOUSEHOLD EXPENSES
26. CHARITABLE CONTRIBUTIONS
27. GIFTS
28. OTHER (ATTACH LIST)	$1,075.00	$34.32
29. TOTAL ORDINARY DISBURSEMENTS	$2,123.43	$35,381.10	$-	$-
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES
31. U.S. TRUSTEE FEES
32. OTHER (ATTACH LIST)
33. TOTAL REORGANIZATION EXPENSES	$-	$-	$-	$-
34. TOTAL DISBURSEMENTS	$2,123.43	$35,381.10	$-	$-
35. NET CASH FLOW	$8,389.00	$(25,380.89)	$-	$-
36. CASH - END OF MONTH	$59,637.28	$34,256.39	$-	$-

[1]	Attached Exhibit 1 lists all disbursements by LPI, Inc. on behalf of LPHI

Monthly Operating Report

CASH BASIS-1A

2015

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

CASH DISBURSEMENTS DETAIL	MONTH:	March

CASH DISBURSEMENTS

DATE	PAYEE	PURPOSE	AMOUNT

TOTAL CASH DISBURSEMENTS			$-

BANK ACCOUNT DISBURSEMENTS

CK#	DATE	PAYEE	PURPOSE	AMOUNT
	03/16/15	Bank Acct Analysis Fee		$34.32
1002	03/23/15	AFCO		$34,288.35
1003	03/23/15	Allied Insurance		$1,058.43

	TOTAL BANK ACCOUNT DISBURSEMENTS			$35,381.10

TOTAL DISBURSEMENTS FOR THE MONTH				$35,381.10

[1]	Attached Exhibit 1 lists all disbursements by LPI, Inc. on behalf of LPHI

Monthly Operating Report

CASH BASIS-2

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

BANK RECONCILIATIONS

	Acct #1	Acct #2	Acct #3
A. BANK:	Bank of America	Alliance
B. ACCOUNT NUMBER:	3363	0613
C. PURPOSE (TYPE):	DIP Acct	MM		TOTAL
1. BALANCE PER BANK STATEMENT	$34,256.39	$-		$34,256.39
2. ADD: TOTAL DEPOSITS NOT CREDITED				$-
3. SUBTRACT: OUTSTANDING CHECKS				$-
4. OTHER RECONCILING ITEMS				$-
5. MONTH END BALANCE PER BOOKS	$34,256.39	$-	$-	$34,256.39
6. NUMBER OF LAST CHECK WRITTEN	1003

INVESTMENT ACCOUNTS

	DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$-	$-

CASH

12. CURRENCY ON HAND	$-

13. TOTAL CASH - END OF MONTH	$34,256.39

Monthly Operating Report

CASH BASIS-3

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

ASSETS OF THE ESTATE

SCHEDULE "A"	SCHEDULE
REAL PROPERTY	AMOUNT	MONTH	MONTH	MONTH
1. 204 Woodhew Dr. Waco, TX 76712	$1,079,495.09
2. 8225 Central Park Dr. Waco, TX 76712	$1,109,143.75
3.
4. OTHER (ATTACH LIST)
5. TOTAL REAL PROPERTY ASSETS	$2,188,638.84	$-	$-	$-
SCHEDULE "B"
PERSONAL PROPERTY
1. CASH ON HAND
2. CHECKING, SAVINGS, ETC.	$34,256.39
3. SECURITY DEPOSITS
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART	$166,250.00
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS	unknown
14. PARTNERSHIPS & JOINT VENTURES
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE
17. ALIMONY
18. OTHER LIQUIDATED DEBTS
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS
22. PATENTS & COPYRIGHTS
23. LICENSES & FRANCHISES
24. CUSTOMER LISTS
25. AUTOS, TRUCKS & OTHER VEHICLES
26. BOATS & MOTORS
27. AIRCRAFT
28. OFFICE EQUIPMENT
29. MACHINERY, FIXTURES & EQUIPMENT
30. INVENTORY
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)
36. TOTAL PERSONAL PROPERTY ASSETS	$200,506.39	$-	$-	$-
37. TOTAL ASSETS	$2,389,145.23	$-	$-	$-

2   Item 13. Stocks: Value of LPI not included since financials were historically consolidated for reporting.

Monthly Operating Report

CASH BASIS-4

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	March

LIABILITIES OF THE ESTATE

PREPETITION	SCHEDULE
LIABILITIES	AMOUNT	PAYMENTS
1. SECURED	$267,504.86
2. PRIORITY	$3,991,351.00
3. UNSECURED	$48,518,137.38
4. OTHER (ATTACH LIST)
5. TOTAL PREPETITION LIABILITIES	$52,776,993.24	$-

POSTPETITION	DATE	AMOUNT	DUE	AMOUNT
LIABILITIES	INCURRED	OWED	DATE	PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES		$-		$-
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
7. Alexander Dubose Jefferson & Townsend LLP		$21,197.17
8. American Express		$5,644.97
9. American Stock Transfer		$1,800.00
10. Law Offices of Douglas M. Berman, PLLC		$22,376.25
11. Kevin Buchanan & Associates, P.L.L.C.		$26,947.75
12. Carrington, Coleman, Sloman & Blumenthal, L.L.P.		$541.00
13. First Advantage Litigation Consulting		$11,535.00
14. Forshey & Prostok, LLP - IOLTA		$139,705.93
15. Horwood, Marcus & Berk		$3,257.50
16. HSPG & Associates, PC		$23,287.02
17. Hudson & Calleja, LLC		$1,975.00
18. The Johnson Law Firm		$6,881.90
19. Kyle Mathis & Lucas LLP		$1,367.97
20. C. Alfred Mackenzie		$4,792.50
21. Meadows Collier Attorneys at Law		$13,346.47
22. Meyer, Unkovic & Scott LLP		$2,691.14
23. Pacer Service Center		$765.80
23. Shackelford, Melton & McKinley		$60.00
25. Sierra Delta, LLC		$5,378.67
26. Squire Patton Boggs (US) LLP		$4,936.22
27. West & Associates, L.L.P		$10,165.00
28. Whitley Penn		$61,337.13
29. (IF ADDITIONAL ATTACH LIST)		$18,451.25
30. TOTAL OF LINES 7 - 29		$388,441.64		$-
31. TOTAL POSTPETITION LIABILITIES		$388,441.64		$-

3 See Exhibit 2 for detail of Postpetition Liabilities

Monthly Operating Report

CASH BASIS-4A

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	March

 ACCOUNTS RECEIVABLE AGING

SCHEDULE
	AMOUNT	MONTH	MONTH	MONTH
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. TOTAL ACCOUNTS RECEIVABLE	$-	$-	$-	$-
6. AMOUNT CONSIDERED UNCOLLECTIBLE
7. ACCOUNTS RECEIVABLE (NET)	$-	$-	$-	$-

AGING OF POSTPETITION TAXES AND PAYABLES

	0 - 30	31-60	90+
TAXES PAYABLE	DAYS	DAYS	DAYS	Total
1. FEDERAL				$-
2. STATE				$-
3. LOCAL				$-
4. OTHER (ATTACH LIST)				$-
5. TOTAL TAXES PAYABLE	$-	$-	$-	$-

6. ACCOUNTS PAYABLE	$51,244.59	$337,197.05	$-	$388,441.64

STATUS OF POSTPETITION TAXES
	BEGINNING	AMOUNT		ENDING
	TAX	WITHHELD	AMOUNT	TAX
FEDERAL	LIABILITY	OR ACCRUED	PAID	LIABILITY
1. WITHHOLDING				$-
2. FICA-EMPLOYEE				$-
3. FICA-EMPLOYER				$-
4. UNEMPLOYMENT				$-
5. INCOME				$-
6. OTHER (ATTACH LIST)				$-
7. TOTAL FEDERAL TAXES	$-	$-	$-	$-
STATE AND LOCAL				$-
8. WITHHOLDING				$-
9. SALES				$-
10. EXCISE				$-
11. UNEMPLOYMENT				$-
12. REAL PROPERTY				$-
13. PERSONAL PROPERTY				$-
14. OTHER (ATTACH LIST)				$-
15. TOTAL STATE & LOCAL	$-	$-	$-	$-
16. TOTAL TAXES	$-	$-	$-	$-

Monthly Operating Report

CASH BASIS-5

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	March

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO INSIDERS		$-	$-

PROFESSIONALS
	DATE OF COURT ORDER	AMOUNT	AMOUNT	TTL PAID	TOTAL INCURRED
NAME	AUTHORIZING PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO PROFESSIONALS		$-	$-	$-	$-

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS	TOTAL
	MONTHLY	PAID	UNPAID
	PAYMENTS	DURING	POST-
NAME OF CREDITOR	DUE	MONTH	PETITION
1.
2.
3.
4.
5.
6. TOTAL	$-	$-	$-

Monthly Operating Report

CASH BASIS-6

2015

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	March

QUESTIONNAIRE
		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?	X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Questionnaire Item 2. See Exhibit 1.

Questionnaire Item 4. Approval of Motion for relief from automatic stay to pay AFCO for D&O insurance at 2/9/15 Hearing

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW	X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF		PERIOD	PAYMENT AMOUNT
POLICY	CARRIER	COVERED	& FREQUENCY
Directors & Officers	Illinois National	09/01/14 - 08/31/15
Errors & Omissions	Indian Habor	09/01/14 - 08/31/15
Total for Financed thru AFCO			$34,288.35/mo.
Commercial Package	Allied	06/14/14 - 06/13/15	$1,058.43/mo.

*includes auto, building, edp, excess liability

Life Partners Holdings Inc	Exhibit 1
Distributions for LPHI Obligations
Period Ending 3/31/15

Number	Date Paid	Vendor	Paid by	Amount Paid
111735	3/6/2015	Wells Fargo Visa-Business Wire	LPI Check	$1,778.35
111817	3/23/2015	American Express-Business Wire	LPI Check	$2,275.00
111817	3/23/2015	American Express-Vintage Filings	LPI Check	$1,124.00
			Total Paid	$5,177.35

Date:

Time: User:

Thursday, April 30, 2015

04:37PM PTOY

Exhibit 2

DIP - LPHI

Period Sensitive Aged AP - Detail

Period: 01-16 As of: 4/30/2015

Page:

Report:

Company:

1 of 4

03681d.rpt

02

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
Company:	20
ALEX00	Alexander Dubose Jefferson & T	A
233293	6287	VO	A	3/23/2015	3/23/2015	0.00	0.00	317.17	0.00	0.00	317.17
233294	6288	VO	A	3/23/2015	3/23/2015	0.00	0.00	12,100.00	0.00	0.00	12,100.00
233295	6288	VO	A	3/23/2015	3/23/2015	0.00	0.00	7,080.00	0.00	0.00	7,080.00
234017	6291	VO	A	4/22/2015	4/22/2015	0.00	13,140.00	0.00	0.00	0.00	13,140.00
234028	Rev6288	AD	A	4/24/2015	0.00	-12,100.00	0.00	0.00	0.00	-12,100.00
234029	Rev6288	AD	A	4/24/2015	0.00	-7,080.00	0.00	0.00	0.00	-7,080.00
234030	6291	VO	A	4/24/2015	4/24/2015	0.00	7,080.00	0.00	0.00	0.00	7,080.00
234031	6353	VO	A	4/24/2015	4/24/2015	0.00	660.00	0.00	0.00	0.00	660.00
Vendor Total	0.00	1,700.00	19,497.17	0.00	0.00	21,197.17
AMER01	American Express
233899	9-93009xMar1	VO	A	3/30/2015	3/30/2015	3/30/2015	0.00	0.00	5,644.97	0.00	0.00	5,644.97
Vendor Total	0.00	0.00	5,644.97	0.00	0.00	5,644.97
AMER02	American Stock Transfer & Trus	A
233512	DFE 1008901	VO	A	3/19/2015	3/19/2015	3/19/2015	0.00	0.00	1,800.00	0.00	0.00	1,800.00
Vendor Total	0.00	0.00	1,800.00	0.00	0.00	1,800.00
BERM00	Law Offices of Douglas M. Berm	A
232202	LP01-21-2015	VO	A	3/1/2015	3/1/2015	0.00	0.00	4,712.50	0.00	0.00	4,712.50
233297	LP-02-2015	VO	A	3/23/2015	3/23/2015	0.00	0.00	11,293.75	0.00	0.00	11,293.75
233552	LP-03-2015	VO	A	4/8/2015	4/8/2015	0.00	6,370.00	0.00	0.00	0.00	6,370.00
233556	Retnr-LP-01-2	AD	A	4/8/2015	0.00	-4,712.50	0.00	0.00	0.00	-4,712.50
233558	RetnrLP-02-20	AD	A	4/8/2015	0.00	-656.25	0.00	0.00	0.00	-656.25
234079	RevRetrLP-01	VO	A	4/8/2015	4/8/2015	0.00	4,712.50	0.00	0.00	0.00	4,712.50
234080	RetnrLP-02-20	VO	A	4/8/2015	4/8/2015	0.00	656.25	0.00	0.00	0.00	656.25
Vendor Total	0.00	6,370.00	16,006.25	0.00	0.00	22,376.25
BUCH00	Kevin Buchanan & Associates, P	A
232832	1355	VO	A	1/31/2015	1/31/2015	0.00	0.00	0.00	26,947.75	0.00	26,947.75

Date:

Time: User:

Thursday, April 30, 2015

04:37PM PTOY

DIP - LPHI

Period Sensitive Aged AP - Detail

Period: 01-16 As of: 4/30/2015

Page:

Report:

Company:

2 of 4

03681d.rpt

02

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
Vendor Total	0.00	0.00	0.00	26,947.75	0.00	26,947.75
CARR06	Carrington, Coleman, Sloman &	A
232849	317854	VO	A	2/13/2015	2/13/2015	0.00	0.00	0.00	541.00	0.00	541.00
Vendor Total	0.00	0.00	0.00	541.00	0.00	541.00
FIRS08	First Advantage Litigation Con	A
233304	14602	VO	A	3/30/2015	3/30/2015	3/30/2015	0.00	0.00	11,535.00	0.00	0.00	11,535.00
Vendor Total	0.00	0.00	11535.00	0.00	0.00	11535.00
FORS00	Forshey & Prostok, LLP - IOLTA	A
233290	28681-Jan15	VO	A	3/23/2015	3/23/2015	0.00	0.00	78,075.53	0.00	0.00	78,075.53
233291	28681-Feb15	VO	A	3/23/2015	3/23/2015	0.00	0.00	59,822.90	0.00	0.00	59,822.90
233292	28681-Mar15	VO	A	3/23/2015	3/23/2015	0.00	0.00	1,807.50	0.00	0.00	1,807.50
Vendor Total	0.00	0.00	139,705.93	0.00	0.00	139,705.93
HORW00	Horwood, Marcus & Berk	A
233305	385452	VO	A	3/23/2015	3/23/2015	0.00	0.00	105.00	0.00	0.00	105.00
233935	387204	VO	A	4/22/2015	4/22/2015	0.00	3,152.50	0.00	0.00	0.00	3,152.50
Vendor Total	0.00	3,152.50	105.00	0.00	0.00	3,257.50
HSPG00	HSPG & Associates, PC	A
232726	15-007	VO	A	2/7/2015	2/7/2015	2/7/2015	0.00	0.00	0.00	3,786.75	0.00	3,786.75
233113	15-024	VO	A	3/6/2015	3/6/2015	3/6/2015	0.00	0.00	18,699.57	0.00	0.00	18,699.57
233114	15-007	AD	A	2/7/2015	2/7/2015	0.00	0.00	0.00	-3,786.75	0.00	-3,786.75
233869	15-041	VO	A	4/3/2015	4/3/2015	4/3/2015	0.00	4,587.45	0.00	0.00	0.00	4,587.45
Vendor Total	0.00	4,587.45	18,699.57	0.00	0.00	23,287.02
HUDS00	Hudson & Calleja, LLC	A
233306	5537	VO	A	3/23/2015	3/23/2015	0.00	0.00	1,685.00	0.00	0.00	1,685.00
233307	5537	VO	A	3/23/2015	3/23/2015	0.00	0.00	290.00	0.00	0.00	290.00
Vendor Total	0.00	0.00	1,975.00	0.00	0.00	1,975.00
INTE19	Interworks	A
233936	170842	VO	A	4/22/2015	4/22/2015	0.00	16,501.25	0.00	0.00	0.00	16,501.25
Vendor Total	0.00	16,501.25	0.00	0.00	0.00	16,501.25

Date:

Time: User:

Thursday, April 30, 2015

04:37PM PTOY

DIP - LPHI

Period Sensitive Aged AP - Detail

Period: 01-16 As of: 4/30/2015

Page:

Report:

Company:

3 of 4

03681d.rpt

02

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
JOHN14	The Johnson Law Firm	A
233300	2	VO	A	3/4/2015	3/4/2015	0.00	0.00	5,995.00	0.00	0.00	5,995.00
233303	3	VO	A	3/23/2015	3/23/2015	0.00	0.00	886.90	0.00	0.00	886.90
Vendor Total	0.00	0.00	6,881.90	0.00	0.00	6,881.90
KYLE00	Kyle Mathis & Lucas LLP	A
233296	14104	VO	A	3/23/2015	3/23/2015	0.00	0.00	492.66	0.00	0.00	492.66
233299	14084	VO	A	3/4/2015	3/4/2015	0.00	0.00	875.31	0.00	0.00	875.31
Vendor Total	0.00	0.00	1,367.97	0.00	0.00	1,367.97
MACK00	C. Alfred Mackenzie	A
233115	LPHI LegalMa	VO	A	3/9/2015	3/9/2015	3/9/2015	0.00	0.00	3,802.50	0.00	0.00	3,802.50
233116	LPHI LegalMa	VO	A	3/9/2015	3/9/2015	3/9/2015	0.00	0.00	990.00	0.00	0.00	990.00
Vendor Total	0.00	0.00	4,792.50	0.00	0.00	4,792.50
MEAD01	Meadows Collier Attorneys at L	A
233120	128856 VO	A	3/19/2015	3/19/2015	0.00	0.00	10,101.19	0.00	0.00	10,101.19
233553	129135 VO	A	4/8/2015	4/8/2015	0.00	3,245.28	0.00	0.00	0.00	3,245.28
Vendor Total	0.00	3,245.28	10,101.19	0.00	0.00	13,346.47
MEYE00	Meyer, Unkovic & Scott LLP	A
231927	1223264	VO	A	3/7/2015	3/7/2015	3/7/2015	0.00	0.00	257.50	0.00	0.00	257.50
233298	1224475	VO	A	4/16/2015	4/16/2015	4/16/2015	0.00	2,433.64	0.00	0.00	0.00	2,433.64
Vendor Total	0.00	2,433.64	257.50	0.00	0.00	2,691.14
PACE00	Pacer Service Center
233911	2589681-Q12	VO	A	4/10/2015	5/08/2015	4/29/2015	765.80	0.00	0.00	0.00	0.00	765.80
Vendor Total	765.80	0.00	0.00	0.00	0.00	765.80
SHAC00	Shackelford, Melton & McKinley
233118	174733	VO	A	4/09/2015	4/09/2015	4/09/2015	0.00	60.00	0.00	0.00	0.00	60.00
Vendor Total	0.00	60.00	0.00	0.00	0.00	60.00
SHAR03	Shareholder.com	A
232029	0115SHAR16	VO	A	2/27/2015	2/27/2015	0.00	0.00	0.00	4388.33	0.00	4388.33
234077	0115shar1619	VO	A	2/27/2015	0.00	0.00	0.00	-4,388.33	0.00	-4,388.33

Date:

Time: User:

Thursday, April 30, 2015

04:37PM PTOY

DIP - LPHI

Period Sensitive Aged AP - Detail

Period: 01-16 As of: 4/30/2015

Page:

Report:

Company:

4 of 4

03681d.rpt

02

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
Vendor Total	0.00	0.00	0.00	0.00	0.00	0.00
SIERR00	Sierra Delta, LLC	A
233532	15-08TK	VO	A	4/6/2015	4/6/2015	0.00	5,378.67	0.00	0.00	0.00	5,378.67
Vendor Total	0.00	5,378.67	0.00	0.00	0.00	5,378.67
SQUI01	Squire Patton Bogg	A
233301	10426961	VO	A	3/23/2015	3/23/2015	0.00	0.00	2,912.22	0.00	0.00	2,912.22
233302	10426961	VO	A	3/23/2015	3/23/2015	0.00	0.00	2,024.00	0.00	0.00	2,024.00
Vendor Total	0.00	0.00	4,936.22	0.00	0.00	4,936.22
USTR00	U.S. Trustee	A
233938	Qtr1-2015	VO	A	4/22/2015	4/22/2015	0.00	1,950.00	0.00	0.00	0.00	1,950.00
Vendor Total	0.00	1,950.00	0.00	0.00	0.00	1,950.00
WEST12	West & Associates,	L.L.P	A
232850	15249	VO	A	2/17/2015	2/17/2015	0.00	0.00	0.00	6,927.50	0.00	6,927.50
232851	15249-ApplyR	AD	A	2/17/2015	0.00	0.00	0.00	-4,750.77	0.00	-4,750.77
233310	15301	VO	A	3/24/2015	3/24/2015	0.00	0.00	3,237.50	0.00	0.00	3,237.50
234078	15249RevRet	VO	A	2/17/2015	2/17/2015	0.00	0.00	0.00	4,750.77	0.00	4,750.77
Vendor Total	0.00	0.00	3,237.50	6,927.50	0.00	10,165.00
WHIT03	Whitley Penn	A
232727	226512	VO	A	2/9/2015	2/9/2015	2/9/2015	0.00	0.00	0.00	1,007.00	0.00	1,007.00
232728	227700	VO	A	2/18/2015	2/18/2015	2/18/2015	0.00	0.00	0.00	2,442.13	0.00	2,442.13
233119	228161	VO	A	3/9/2015	3/9/2015	3/9/2015	0.00	0.00	50,888.00	0.00	0.00	50,888.00
233121	228588	VO	A	3/16/2015	3/16/2015	3/16/2015	0.00	0.00	1,900.00	0.00	0.00	1,900.00
234059	232198	VO	A	4/23/2015	4/23/2015	4/23/2015	0.00	5,100.00	0.00	0.00	0.00	5,100.00
Vendor Total	0.00	5,100.00	52,788.00	3,449.13	0.00	61,337.13
Company Total	765.80	50,478.79	299,331.67	37,865.38	0.00	388,441.64